UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784 (Commission File Number)	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)		(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	SandRidge Energy, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders on June 15, 2017 (the “Annual Meeting”).

(b)	Stockholders voted on the matters set forth below as follows:

(1)	Voting results for the election of directors were as follows:

Name of Nominee	Number of Votes Cast For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-votes
James D. Bennett	27,740,115	372,853	1,377	2,539,442
Michael L. Bennett	27,344,341	768,590	1,414	2,539,442
John V. Genova	27,380,686	731,517	2,142	2,539,442
William M. Griffin, Jr.	27,733,856	106,745	273,744	2,539,442
David J. Kornder	27,802,776	38,424	273,145	2,539,442

(2)	Voting results for the ratification of the appointment by the Audit Committee of the Board of Directors of the Company of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 were as follows:

For	Against	Abstentions	Broker Non-votes
29,185,699	253,980	1,214,108	—

(3)	Voting results for the approval, in a non-binding vote, of the compensation provided to the Company’s named executive officers in 2016 were as follows:

For	Against	Abstentions	Broker Non-votes
12,025,562	11,039,613	5,049,170	2,539,442

(4)	Voting results for the recommendation of whether a non-binding stockholder vote to approve the compensation provided to the Company’s named executive officers should occur every one, two or three years were as follows:

One year	Two years	Three years	Abstentions	Broker Non-votes
27,927,594	6,029	166,798	13,924	2,539,442

(d)	Based on the recommendation of the Board of Directors as set forth in the Company’s definitive proxy statement for the Annual Meeting and the voting results with respect to the advisory vote on the frequency of future advisory votes on named executive officer compensation, the Company has determined to include such a vote in its proxy materials every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: June 19, 2017	By:	/s/ Philip T. Warman
Philip T. Warman
Senior Vice President, General Counsel and Corporate Secretary